                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     April 15, 2003
                                                     --------------



                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-19974                 33-0022692
          --------                       -------                 ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

951 Calle Amanecer, San Clemente, California                       92673
--------------------------------------------                       ------
          (Address of principal executive offices)               (Zip Code)


                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events

         ICU Medical, Inc. announced that it is considering payment of a dividend.


Item 7.  Financial Statements and Exhibits

        (c)       Exhibits

         99.1 Press release, dated April 15, 2003 announcing that ICU Medical, Inc. is considering a dividend.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 15, 2003

                                                 ICU MEDICAL, INC.



                                                 /s/ Francis J. O'Brien
                                                 ----------------------
                                                 Francis J. O'Brien
                                                 Secretary, Treasurer and
                                                 Chief Financial Officer